Exhibit 99.2

 Alliance Data   Full Year & Fourth Quarter 2020 ResultsJanuary 28, 2021Ralph Andretta – President & CEOTim King – EVP & CFO

 Forward-Looking StatementsThis presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements give our expectations or forecasts of future events and can generally be identified by the use of words such as “believe,” “expect,” “anticipate,” “estimate,” “intend,” “project,” “plan,” “likely,” “may,” “should” or other words or phrases of similar import. Similarly, statements that describe our business strategy, outlook, objectives, plans, intentions or goals also are forward-looking statements. Examples of forward-looking statements include, but are not limited to, statements we make regarding, and the guidance we give with respect to, our anticipated operating or financial results, initiation or completion of strategic initiatives, future dividend declarations, and future economic conditions, including, but not limited to, fluctuation in currency exchange rates, market conditions and COVID-19 impacts related to relief measures for impacted borrowers and depositors, labor shortages due to quarantine, reduction in demand from clients, supply chain disruption for our reward suppliers and disruptions in the airline or travel industries.We believe that our expectations are based on reasonable assumptions. Forward-looking statements, however, are subject to a number of risks and uncertainties that could cause actual results to differ materially from the projections, anticipated results or other expectations expressed in this presentation, and no assurances can be given that our expectations will prove to have been correct. These risks and uncertainties include, but are not limited to, factors set forth in the Risk Factors section in our Annual Report on Form 10-K for the most recently ended fiscal year, which may be updated in Item 1A of, or elsewhere in, our Quarterly Reports on Form 10-Q filed for periods subsequent to such Form 10-K. Our forward-looking statements speak only as of the date made, and we undertake no obligation, other than as required by applicable law, to update or revise any forward-looking statements, whether as a result of new information, subsequent events, anticipated or unanticipated circumstances or otherwise.

 2020 Key Takeaways  3  Resilient performance in a challenging operating environmentReduced our fixed cost base and de-risked our balance sheetOptimized our physical real estate footprintInvested in key talent and expanded our products and capabilities

   Selected Fiserv’s flexible processing platform to gain new capabilities and operational efficiencies   Business Investment HighlightsProduct and technology enhancements to support growth and digital acceleration  4  Fintech acquisition adds a new white-label point-of-sale technology platform and products  Launched scalable, full digital payments solution  Technology Advancement  Digital Journeys  Product Expansion  New proprietary credit card, Comenity CardSM

2020 Fourth Quarter Financial Highlights

Continued progress in core underlying performance

$1.1B Revenue	**$1.93** Diluted EPS from Continuing Ops.
$93MM Net Income from Continuing Ops.	**$0.25** Diluted EPS

- Net income of $12 million impacted by a loss from discontinued operations of $81 million after tax
- Credit sales of $7.7 billion in 4Q20 represented a 24% increase versus 3Q20
- Normalized average receivables* increased 3% versus 3Q20
- Credit metrics remained in line with historic levels with a net loss rate of 6.0% for the quarter**
- AIR MILES® reward miles issued and redeemed improved 9% and 22% respectively versus 3Q20

** Normalized receivables includes held-for-sale receivables*

*** Net loss rate impacted by pandemic-related consumer relief program. See slide 26 in the appendix for more information*

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 Card Services Performance HighlightsGradual recovery in credit sales continues from pandemic lows  6  Active program sales  Total sales  Year-over-year credit sales improving at a modest pace for total & active program sales  Credit sales declined 18% year-over-year in 4Q20 with active* program sales down 7%Credit sales improved 24% sequentially from 3Q20 (vs. 19% in the same period last year)Online sales remained over 40% of total in 4Q20  * Includes programs with active contracts as of December 31, 2020 and Comenity card balances

 Partnership HighlightsAdded 60+ online merchants in the fourth quarter, bringing our total to over 500  7  Partner Renewal  New Partnerships  Furniture & Home DécorPartner since 2002Enhanced omni-channel customer experience  Technology Partnership  Exclusive online technology platform provider of digital payment products for RBC

LoyaltyOne® Performance Highlights

Sequential 25% revenue improvement over third quarter 2020

- Reward miles issued and redeemed improved vs 3Q20; however, the year-over-year impact of lower discretionary spend continues
- AIR MILES continues to pivot the rewards portfolio to emphasize more non-travel options, driving higher merchandise redemptions in 4Q20 brandloyalty
happy people

- With the potential return of COVID-19-related lockdowns in Europe, many retailers continue to push promotional programs into 2021
- Revenue improved 36% vs 3Q20 in part due to seasonality

AIR MILES program performance



1,486
1,316
1,053
1,240
1,355
81%
76%
58%
55%
62%
4Q19
1Q20
2Q20
3Q20
4Q20
Miles issued (in millions)
Miles redeemed / issued ("burn rate")

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Areas of Focus

Deliberate and thoughtful progress balancing the pandemic and future growth

Recover ✓

- Associate safety & health
- Recession readiness plan
- Right-size expense base
- Disciplined risk management
- Review partner economics

Rebuild

- Expand digital offerings
  - Enhanced Digital Suite
  - POS payment solutions
- Technology flexibility & upgrades
  - Core processing platform
- Enhance data & analytics
- Prudent balance sheet management

Regrow

- Focused investment
  - Align with recovery trend
- Further digital enhancements
- Sustained, profitable growth
- Expense flexibility and discipline
- Drive shareholder value

These action items aim to restore profitable growth & drive enhanced long-term shareholder value

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Financial Results – Consolidated

($ in millions, except per share)	4Q20	4Q19	4Q % Change	FY20	FY19	FY % Change
Total revenue	$1,110	$1,461	(24)%	$4,521	$5,581	(19)%
Total operating expenses, excl. provision for loan loss	699	771	(9)	2,367	3,086	(23)
Provision for loan loss	152	381	(60)	1,266	1,188	7
Interest expense	113	142	(20)	494	569	(13)
Total earnings before tax (EBT)	**$146**	**$167**	**(13)%**	**$394**	**$738**	**(47)%**
Income tax	53	37	43	99	166	(40)
Income from continuing operations	**$93**	**$130**	**(28)%**	**$295**	**$573**	**(48)%**
Income from continuing operations per diluted share	**$1.93**	**$2.74**	**(30)%**	**$6.16**	**$11.24**	**(45)%**
Diluted shares outstanding	**48.4**	**47.6**		**47.9**	**50.9**	
Pre-provision, pre-tax	**$299**	**$548**	**(46)%**	**$1,661**	**$1,926**	**(14)%**
Core EPS – diluted	**$3.31**	**$4.12**	**(20)%**	**$9.39**	**$16.77**	**(44)%**

****

(Including discontinued operations)						
Net income	**$12**	**$98**	**(88)%**	**$214**	**$278**	**(23)%**
Net income per diluted share	**$0.25**	**$2.05**	**(88)%**	**$4.46**	**$5.46**	**(18)%**

Totals may not sum due to rounding

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 Totals may not sum due to rounding; nm = not meaningful  Financial Results - Segments  FY20 total revenue*   FY20 total earnings before tax*  11  * Percentages based on Card Services and LoyaltyOne segments combined as reported excluding Corporate/Other and intersegment eliminations   ($ in millions)  4Q20  4Q19    4Q % Change    FY20  FY19    FY % Change   LoyaltyOne  $231  $332    (31)%    $765  $1,033    (26)%   Card Services  879  1,128    (22)    3,757  4,548    (17)   Corporate/Other  -  -    nm    -  -    nm  Total revenue  $1,110  $1,461    (24)%    $4,521  $5,581    (19)%   LoyaltyOne  $22  $58    (62)%    $111  $103    8%   Card Services  187  162    15    501  992    (49)   Corporate/Other  (63)  (52)    20    (218)  (356)    (39)  Total earnings before tax (EBT)  $146  $167    (13)%    $394  $738    (47)%

 12  Key Business MetricsImproving sales and stable yield drove sequential revenue improvement  Revenue growth of 6% on a sequential basis was aided by the seasonal increase in receivables and a relatively stable gross yield Total operating expenses excluding provision for loan loss increased sequentially as a result of the previously announced nearly $50 million of real estate optimization costs, an approximately $40 million increase in marketing, and an approximately $30 million increase in cost of redemptions in our LoyaltyOne business  * Normalized receivables includes held-for-sale receivables  Card Services yield remained stable in 4Q20  Credit sales improved sequentially($ in billions)  24%

Credit Quality and Allowance

Continued decline in delinquency rate a positive indicator for 2021 performance



Net loss rate
Max net loss rate since 2005: 10.0%
6.3%
7.0%
7.6%
5.8%
6.0%
Avg net loss rate since 2005: ~6.0%
Min net loss rate since 2005: 3.8%
4Q19
1Q20
2Q20
3Q20*
4Q20*
--- includes historic quarterly range from 2005-4Q20



Reserve rate
($ in millions)
CECL
$1,171
$2,151
$2,096
$2,081
$2,008
6.0%
12.1%
13.3%
13.3%
12.0%
4Q19
1Q20
2Q20
3Q20
4Q20
ALLL balance
Reserve rate **



Delinquency rate
5.8%
6.0%
4.3%
4.7%
4.4%
4Q19
1Q20
2Q20
3Q20
4Q20

- CECL adoption impact of $644 million on 1/1/20
- Allowance of $2.0 billion is down slightly from 3Q20 and nearly double 4Q19

** Net loss rate impacted by pandemic-related consumer relief program. See slide 26 in the appendix for more information*
*** Calculated as a percentage of allowance for loan loss to end of period credit card and loan receivables*

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Capital and Liquidity Update

Sufficient corporate liquidity; Banks remain well-capitalized

Parent Level

- Liquidity at 12/31 of $1.1 billion, consisting of cash on hand plus revolver capacity
- Approximately $343 million in cash and cash equivalents, $750 million in unused revolver

Bank Level

- Banks finished the quarter with $2.7 billion in cash and $2.6 billion in equity
- Total risk based capital ratio at 19.7% - approximately double the 10% threshold to be considered well-capitalized; CET1 at 18.4%
- Funding readily available with heavy demand for FDIC-insured deposit products – both direct-to-consumer and brokered

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2021 Financial Outlook

	Full Year 2021	Commentary
Normalized average receivables (Receivables plus held-for-sale) 2020 = $16,468 million	Down mid- to high-single digits	• Sequential decline in 1Q21 & 2Q21 • Flat year-over-year in 2H21 • Expect year-end receivables to be in line with year-end 2020 • Credit sales up high-single digits in 2021
Total revenue 2020 = $4,521 million	Down low-single digits	• LoyaltyOne full year revenue growth in 2021 • Revenue pressure for Card Services as balances rebuild from pandemic-related reductions • Gross card yields remain steady
Total expenses* (Excludes provision for loan loss) 2020 = $2,861 million	Flat	• Includes increased digital investment and a ramp up in marketing spend from depressed levels in 2020 • Impacted by Bread® & Fiserv related transition expenses
Net loss rate 2020 = 6.6%	Expect net loss rate to remain near the historic average of 6% in the first quarter of 2021	

** Total expenses represent total operating expenses less provision for loan loss plus total interest expense, net*

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 16  Leverage technology as a competitive advantage with continued innovation and a focus on reducing our cost to serve  TechnologyInnovation  Expand our product base to offer a suite of financial solutions that empowers today’s consumers  Product Diversification and Development  Deliver an advanced digital experience for our brand partners and consumers  DigitalAdvancement  Evolution in intelligent automation and analytical sciences to drive incremental insights, retention, and operating leverage  Data Science and Analytics  Strategic InitiativesFocused investment to drive sustainable long-term shareholder value    Active risk management Prudent balance sheet management Disciplined expense management  Key Foundational Elements

 Questions & Answers

 Financial MeasuresIn addition to the results presented in accordance with generally accepted accounting principles, or GAAP, the Company may present financial measures that are non-GAAP measures, such as constant currency financial measures, pre-provision earnings before taxes, adjusted EBITDA, adjusted EBITDA margin, adjusted EBITDA, net of funding costs, core earnings and core earnings per diluted share (core EPS). Constant currency excludes the impact of fluctuations in foreign exchange rates. The Company calculates constant currency by converting our current period local currency financial results using the prior period exchange rates. The Company uses adjusted EBITDA and adjusted EBITDA, net as an integral part of internal reporting to measure the performance and operational strength of reportable segments and to evaluate the performance of senior management. Adjusted EBITDA eliminates the uneven effect across all reportable segments of non-cash depreciation of tangible assets and amortization of intangible assets, including certain intangible assets that were recognized in business combinations, and the non-cash effect of stock compensation expense. In addition, adjusted EBITDA eliminates the effect of the gain (loss) on the sale of a business, strategic transaction costs, asset impairments, restructuring and other charges, and the loss on extinguishment of debt.  Adjusted EBITDA, net is equal to adjusted EBITDA less securitization funding costs and interest expense on deposits. Similarly, core earnings and core EPS eliminate non-cash or non-operating items, including, but not limited to, stock compensation expense, amortization of purchased intangibles, non-cash interest, gain (loss) on the sale of a business, strategic transaction costs, asset impairments, restructuring and other charges, and the loss on extinguishment of debt. The Company believes that these non-GAAP financial measures, viewed in addition to and not in lieu of the Company’s reported GAAP results, provide useful information to investors regarding the Company’s performance and overall results of operations.  18

 Appendix  19

 * Normalized receivables includes held-for-sale receivables**Revenue divided by normalized receivables    4Q20  4Q19  4Q20 vs    3Q20  4Q20 vs        4Q19      3Q20  LoyaltyOne (in millions)              AIR MILES reward miles issued   1,355   1,486  (9)%     1,240   9%  AIR MILES reward miles redeemed   838   1,199  (30)%     687   22%                Card Services ($ in millions)              Credit sales  $7,657  $9,297  (18)%    $6,152  24%  Average receivables  $15,759  $18,096  (13)%    $15,300  3%  Normalized average receivables*  $15,759  $19,368  (19)%    $15,356  3%  End of period receivables  $16,784  $19,463  (14)%    $15,599  8%  Total gross yield %**  22.3%  23.3%  (1.0)%    22.5%  (0.2)%  Cost of funds  2.1%  2.4%  (0.3)%    2.4%  (0.3)%  Principal loss rate  6.0%  6.3%  (0.3)%    5.8%  0.2%  Reserve rate  12.0%  6.0%  6.0%    13.3%  (1.3)%  Delinquency rate  4.4%  5.8%  (1.4)%    4.7%  (0.3)%  Return on equity  16%  23%  (7.0)%    14%  2.0%  Key Business Metrics  20

 Additional Metrics and Ratios  21  Combined Banks Capital Ratios  1Q20  2Q20  3Q20  4Q20  Common equity tier 1 capital ratio  15.9%  18.3%  18.8%  18.4%  Tier 1 capital ratio  15.9%  18.3%  18.8%  18.4%  Total risk based capital ratio  17.3%  19.7%  20.1%  19.7%  Tier 1 leverage capital ratio  12.8%  14.2%  16.1%  17.1%

Financial Results – Quarterly

($ in millions, except per share)	4Q19	1Q20	2Q20	3Q20	4Q20	FY19	FY20
Total revenue	$1,461	$1,382	$979	$1,050	$1,110	$5,581	$4,521
Total operating expenses, excl. provision for loan loss	771	562	555	552	699	3,086	2,367
Provision for loan loss	381	656	250	208	152	1,188	1,266
Interest expense	142	139	128	115	113	569	494
Total earnings before tax (EBT)	**$167**	**$25**	**$47**	**$176**	**$146**	**$738**	**$394**
Income tax	37	(5)	9	43	53	166	99
Income from continuing operations	**$130**	**$30**	**$38**	**$133**	**$93**	**$573**	**$295**
Income from continuing operations per diluted share	**$2.74**	**$0.63**	**$0.81**	**$2.79**	**$1.93**	**$11.24**	**$6.16**
Diluted shares outstanding	**47.6**	**47.7**	**47.7**	**47.8**	**48.4**	**50.9**	**47.9**
Pre-provision, pre-tax	**$548**	**$681**	**$297**	**$384**	**$299**	**$1,926**	**$1,661**
Core EPS – diluted	**$4.12**	**$0.75**	**$1.86**	**$3.45**	**$3.31**	**$16.77**	**$9.39**

****

(Including discontinued operations)							
Net income	**$98**	**$30**	**$38**	**$133**	**$12**	**$278**	**$214**
Net income per diluted share	**$2.05**	**$0.63**	**$0.81**	**$2.79**	**$0.25**	**$5.46**	**$4.46**

Totals may not sum due to rounding

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 Financial Results – Segments by Quarter  23   ($ in millions)  4Q19  1Q20  2Q20  3Q20  4Q20    FY19  FY20   LoyaltyOne  $332  $198  $151  $185  $231    $1,033  $765   Card Services  1,128  1,184  828  866  879    4,548  3,757   Corporate/Other  -  -  -  -  -    -  -  Total revenue  $1,461  $1,382  $979  $1,050  $1,110    $5,581  $4,521   LoyaltyOne  $58  $47  $24  $18  $22    $103  $111   Card Services  162  32  70  212  187    992  501   Corporate/Other  (52)  (53)  (47)  (55)  (63)    (356)  (218)  Total earnings before tax (EBT)  $167  $25  $47  $176  $146    $738  $394  Totals may not sum due to rounding

 Card Services Sales Data  24  $ in billions  Active program credit sales by product  $ in billions  Normalized average receivables balance by product  Totals may not sum due to rounding

 Card Services Sales Data – Digital Engagement  25  Active program digital sales as % of total active program sales  Active program new digital accounts as % of total active program new accounts

Monthly Net Loss Rate Trend

Consumer relief program caused timing-related volatility in monthly loss rate*

- The COVID-related customer relief program represented 3% of total card receivables as of December 31, 2020 as the balance continues to decline
- 72% of enrollees made a payment in 4Q20, in line with 3Q20

Given the monthly volatility, the 2H20 average net loss rate of 5.9% provides a better indicator for near-term future loss expectations



7.2%
7.2%
6.8%
6.5%
5.8%
3.9%
5.3%
3.8%
5.3%
5.2%
8.7%
5.9%
Jul
Aug
Sep
Oct
Nov
Dec
Running average
Net loss rate

Expectation for 1Q21 losses to be in the range of 2H20 average loss rate of ~6%

** In response to the COVID-19 pandemic, the Company offered COVID-related customer relief programs to affected cardholders. Those accounts receiving relief may not have advanced to the next delinquency cycle in the same timeframe that would have occurred had the relief not been granted, thus impacting delinquency and net charge-off rates and their timing.*

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